MENTOR BALANCED PORTFOLIO
ANNUAL REPORT
SEPTEMBER 30, 1997

Message from the Chairman and President

It is our privilege to provide the annual report for the year ended September 30, 1997 for the Mentor Balanced Portfolio.

The Balanced Portfolio, managed jointly by two Mentor investment teams-- the large-capitalization equity growth and fixed-income management teams-- was established in mid-1994, and today represents some $4 million in assets. The objective of the Balanced Portfolio is to seek capital growth and current income.

We appreciate the opportunity to introduce an additional proprietary management program, sponsored by Mentor, that has the potential to grow to benefit a large number of investors.

In the commentary that follows you will find the management teams' perspectives on the markets and their strategies for investing your assets. Performance information for the Portfolio, relative to a blended index is also included in the report.

Please review the information carefully. Should you have questions, please contact your consultant, or call us directly, at (800) 382-0016. We welcome your communications. On behalf of all of us at Mentor Investment Group, thank you for your commitment to our firm.

Sincerely,

/s/ Daniel J. Ludeman
-----------------------
Daniel J. Ludeman
Chairman


/s/ Paul F. Costello
------------------------
Paul F. Costello
President

MENTOR BALANCED PORTFOLIO
ANNUAL REPORT
SEPTEMBER 30, 1997

Commentary from the Balanced Management Team

Equity Commentary

Simply amazing! There is really no other way to adequately describe this historic bull market. It has confounded virtually all of its observers. After a 37% return in 1995, and 23% in 1996, the S&P 500 has already gained more than 30% this year.* And who knows what lies ahead? With the fourth quarter already off to a strong start, it looks as though many more records will be broken before year-end.

More than the magnitude of its rise, the most incredible characteristic of the 1990's bull market has been its persistence. Since bottoming in the fall of 1990, the S&P 500 has gained better than 20% annually without a single 10% decline. The S&P 500 returned 7.5% in the just-finished third quarter, its eleventh consecutive quarterly advance, a period in which its average quarterly gain has been 7.4%. This is clearly becoming the Cal Ripken of bull markets. These yet-unfinished performances are unlikely to be repeated in our lifetimes, if ever again.

The first two years of this bull market were supported mostly by falling inflation and interest rates. The last five years have been driven by strong corporate earnings growth and the absence of any resurgence in inflation. Over the past five years corporate earnings, as measured by the companies in the S&P 500, have grown 18% annually. During this same period S&P 500 stock prices have also compounded at 18%. As long as inflation remains low and corporate earnings continue to expand at a double-digit rate, the stock market is likely to remain strong.

The majority of this tremendous growth in corporate earnings is due to profit margin expansion, not revenue growth. Low inflation and intense competition have kept revenue trends below normal in the 1990s. In fact, annual revenue growth, again as measured by the companies in the S&P 500, has been less than 5% during this decade. How have companies, on average, managed to turn such modest revenue growth into such powerful earnings growth? The answer can be found mostly in three popular strategies to boost profitability. The first is the huge write-offs of assets that have become so commonplace in the past decade. This elimination of previous investments that did not pan out has resulted in one-time reductions in ongoing expenses, particularly depreciation and amortization. Secondly, corporations have benefited from lower interest costs. The pay-down of debt by many companies that became over-leveraged in the 1980s, combined with generally lower interest rates in the 1990s, has resulted in a much lower interest burden. Finally, skillful tax planning by many mutli-national corporations has lowered their overall tax rates. These three strategies account for most of the profit margin expansion, with the remainder due to very low inflation in input costs and improving productivity.

We all know that earnings growth cannot continue to outpace revenue growth by more than 10 percentage points indefinitely. At some point corporations will exhaust the major profit margin opportunities. Our portfolio is very well positioned for that eventuality. Although our current holdings have grown their earnings at 16% annually over the past five years, slightly less than the S&P 500, their revenue growth rate has been considerably higher at 12%. Their average dividend growth has also been significantly higher than the S&P 500 during this period, 13% versus 4.3%. Revenue growth and dividend growth are more stable and dependable measures of long-term value growth than swings in profit margins and earnings. We believe that the superior consistency of our typical holding's growth will work in our favor when the winds inevitably shift in a less favorable direction.**

Fixed Income Commentary

During the 12-month period ending September 30, 1997 the yield curve flattened. While yields of three-month and six-month treasury bills were largely unchanged, yields of treasury notes and bonds with maturities of one year and greater were lower by 0.25% to 0.60%. Generally speaking, the greater the maturity of the security, the larger the decrease in its yield. Two and 10-year treasuries closed the period at 5.78% and 6.11%, respectively, down 0.32% and 0.59% from the beginning of the period. Rates trended lower during the period with the exception of the first quarter of 1997. In the first quarter much stronger than anticipated economic growth prompted the Federal Reserve to increase the federal funds rate (the rate member banks charge each other on the inter-bank loans) by 0.25% in late March.

As noted, only once during the 12-month period did the Federal Reserve deem it necessary to alter the level of the short-term fed fund rate, and then only modestly. Otherwise the monetary authorities remained on the sidelines, content to let the economy move unencumbered on a low-inflation and moderate-growth progression. Annualized GDP (gross domestic product), the most comprehensive measure of overall domestic economic growth, grew at annualized rate of 4.3%, 4.9%, 3.3%, and 3.3% for the fourth quarter of 1996, the first quarter of 1997, the second quarter of 1997, and the third quarter of 1997 respectively.

Despite continued steady economic growth, inflation at both the wholesale and retail levels has remained consistently benign. In seven of the 12 monthly periods during the fiscal year ending September 30, the PPI (producer price index) actually declined. The CPI-core (consumer price index minus the volatile food and energy components), viewed by many as the most reliable and significant of the inflation measures, only once during the period experienced a monthly increase as much as 0.3%. Given the lack of current measurable inflationary pressures and the Federal Reserve's growing credibility as an inflation fighting institution, fixed-income buyers have scaled back the inflation premium they have demanded from their fixed income investments. As a result, despite continued economic growth and the lowest unemployment rate in the past 30 years, rates on fixed-income securities have eased from levels of a year ago.

Since the Federal Reserve intervened to raise the federal funds rate in late March, we have maintained a duration within 10% of the benchmark. Our sense has been that despite the continued good inflationary news, an increasingly tight job market will eventually lead to pricing pressures. At no point during the 12-month period ending September 30, did the unemployment level exceed 5.4%. In fact, during the last half of the period the unemployment rate never surpassed

5.0%. These are levels that as recently as a few years ago were considered below "full employment." The good current inflation news has been tempered by tight underlying labor market conditions, raising concerns regarding the long-term sustainability of low prices.

The moderate growth, low unemployment, low inflation environment of recent years continues intact. We believe, however, that this combination of economic growth and job creation, if sustained, may eventually lead to inflationary pressures.

The outlook going forward is clouded by uncertainty over how much growth in the Pacific rim will decline, and to what degree this slowdown in Asia will affect the US economy. Given the stock market's complete recovery from October's declines (events subsequent to the 12-month period ending September 30 but prior to the publication of this commentary), we feel that the risks remain weighted toward continued above-trend economic growth and an eventual Fed tightening. This suggests that short rates are currently at risk of rising. However, the prospects for continued low inflation make us comfortable that long rates, which are more sensitive to inflation than economic growth, will not rise and may even decline if the Fed acts to preserve the current low inflation environment.

* The Standard & Poor's (S&P) 500 Index is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. You cannot invest in the S&P 500.

** While the management team will endeavor to invest the Portfolio according to their proprietary process, there is no guarantee of investment success.

MENTOR BALANCED PORTFOLIO
PERFORMANCE COMPARISONS
SEPTEMBER 30, 1997

                                    [GRAPH]


             Mentor Balanced    Mentor Balanced    S&P 500 and Lehman Brothers
             Portfolio          Portfolio*         Government/Corporate Bond
                                                    Aggregate Index**
6/21/94          10,000             10,000                 10,000
6/30/94           9,872              9,782                 10,000
                 10,064              9,564                 10,278
                 10,352              9,852                 10,534
                 10,192              9,692                 10,319
                 10,232              9,732                 10,457
                 10,024              9,524                 10,218
12/31/94         10,108              9,610                 10,336
                 10,352              9,852                 10,579
                 10,701             10,201                 10,926
                 10,822             10,322                 11,146
                 10,969             10,469                 11,405
                 11,350             10,850                 11,852
6/30/95          11,561             11,161                 12,054
                 11,732             11,332                 12,284
                 11,837             11,437                 12,364
9/30/95          12,085             11,685                 12,723
                 12,020             11,620                 12,762
                 12,378             11,978                 13,176
                 12,587             12,187                 13,396
                 12,911             12,511                 13,708
                 13,130             12,730                 13,692
                 13,209             12,809                 13,732
                 13,463             13,063                 13,823
                 13,638             13,238                 14,026
                 13,778             13,478                 14,135
                 13,480             13,180                 13,772
                 13,647             13,347                 13,939
9/30/96          14,260             13,960                 14,506
                 14,505             14,205                 14,873
                 15,188             14,888                 15,652
                 14,741             14,668                 15,410
                 15,522             15,222                 16,003
                 15,522             15,222                 16,096
                 15,255             14,955                 15,623
                 15,767             15,467                 16,276
                 16,269             15,969                 16,937
                 16,771             16,571                 17,465
                 18,021             17,821                 18,485
                 17,560             17,360                 17,808
9/30/97          18,042             17,842                 18,496

* Includes maximum Contingent Deferred Sales Charge (CDSC) of 5%. ** This Index represents asset allocation of 60% S&P 500 Stocks and 40% Lehman Brothers Government/Corporate Bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged, market-value-weighted index of 500 widely held domestic common stocks. An unmanaged index does not reflect expenses and may not correspond to the performance of a managed portfolio in which expenses are incurred. You cannot invest in the S&P 500. The Lehman Brothers Government/Corporate Bond Index is commonly used to compare performance of income-oriented portfolios and includes treasuries, agencies, and publicly-issued, fixed-rate, non-convertible, investment-grade, dollar-denominated debt. Investors can not invest in the Index.

Average Annual Return as of 9/30/97       Average Annual Return as of 9/30/97
      Without Sales Charges                     Including Sales Charges
1 year              Inception***          1 year             Inception***
-----------------------------------       -----------------------------------
26.09%                 19.59%             21.09%                19.18%


*** For the period from June 21, 1994 (commencement of operations) to September 30, 1997


Performance Information for the Mentor Balanced Portfolio

This graph compares the investment performance of the Portfolio from its inception date to the index that is most representative of the fund's portfolio. The graph reflects the performance of a hypothetical $10,000 investment in the Portfolio from the date the Portfolio started through September 30, 1997. Return does not reflect taxes payable (if any) on distributions.

In comparing the performance of the Portfolio to an index, keep in mind that market indexes do not take into account brokerage commissions that would be incurred if you purchased the individual securities that make up the index. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.

The performance data quoted in this report is historical and does not guarantee future investment results. Your investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance is as of September 30, 1997 and includes change in share price and reinvestment of dividends and capital gains. The maximum contingent deferred sales charge (CDSC) is 5% for the Balanced Portfolio.

                                                      Percent of Net Assets     Shares        Market Value
----------------------------------------------------------------------------------------------------------

Common Stocks                                             66.53%
----------------------------------------------------------------------------------------------------------
Basic Materials                                                      9.46%
Bemis Company                                                                    2,100          $ 93,975
Morton International, Inc.                                                       2,900           102,950
Nalco Chemical Company                                                           2,400            96,150
Sonoco Products Company                                                          2,800            95,025
----------------------------------------------------------------------------------------------------------
                                                                                                 388,100
----------------------------------------------------------------------------------------------------------

Capital Goods & Construction                                         2.11%
   W.W. Grainger, Inc.                                                             975            86,775
----------------------------------------------------------------------------------------------------------

Consumer Cyclical                                                   16.89%
   Carnival Corporation - Class A                                                2,200           101,750
   Chanchelor Media Corporation *                                                2,200           115,775
   Federated Department Stores *                                                 2,100            90,563
   Interpublic Group Companies, Inc.                                             2,000           102,625
   Mattel, Inc.                                                                  2,650            87,781
   Mirage Resorts, Inc.*                                                         3,400           102,425
   Newell Company                                                                2,300            92,000
----------------------------------------------------------------------------------------------------------
                                                                                                 692,919
----------------------------------------------------------------------------------------------------------

Consumer Staples                                                    13.38%
   Avon Products Company                                                         1,250            77,500
   CPC International, Inc.                                                         900            83,362
   McDonald's Corporation                                                        1,925            91,678
   Philip Morris Companies, Inc.                                                 2,300            95,594
   Sherwin Williams Company                                                      3,550           104,503
   Sysco Corporation                                                             2,600            96,038
----------------------------------------------------------------------------------------------------------
                                                                                                 548,675
----------------------------------------------------------------------------------------------------------

Energy                                                               2.26%
   Schlumberger, Ltd.                                                            1,100            92,606
----------------------------------------------------------------------------------------------------------

Financial                                                           11.17%
   American Express Company                                                      1,150            94,156
   Banc One Corporation                                                          1,700            94,881
   Federal National Mortgage Association                                         2,000            94,000
   General RE Corporation                                                          450            89,325
   Norwest Corporation                                                           1,400            85,750
----------------------------------------------------------------------------------------------------------
                                                                                                 458,112
----------------------------------------------------------------------------------------------------------

Common Stocks (continued)
----------------------------------------------------------------------------------------------------------

Health                                                               2.26%
   Schering-Plough                                                               1,800          $ 92,700
----------------------------------------------------------------------------------------------------------

Technology                                                           6.52%
   Computer Sciences Corporation *                                               1,200            84,900
   First Data Corporation                                                        2,400            90,150
   Intel Corporation                                                             1,000            92,313
----------------------------------------------------------------------------------------------------------
                                                                                                 267,363
----------------------------------------------------------------------------------------------------------

Transportation & Services                                            2.48%
   Werner Enterprises, Inc.                                                      4,200           101,850
----------------------------------------------------------------------------------------------------------

Total Common Stocks (cost $1,974,889)                                                          2,729,100
----------------------------------------------------------------------------------------------------------

Fixed Income Securities                                   31.21%
----------------------------------------------------------------------------------------------------------

U.S. Government Securities and Agencies                             23.05%
   Federal National Mortgage Association, 7.50%, 8/01/27                     $ 100,722           102,394
   Government National Mortgage Association,
5.50% - 7.38%, 5/15/09 - 5/20/27                                               449,939           456,123
   U.S. Treasury Notes, 6.00% - 7.50%, 4/30/99 - 2/15/26                       145,000           145,323
   U.S. Treasury Bonds, 6.88% - 7.50%, 2/15/23 - 8/15/25                       220,000           241,654
----------------------------------------------------------------------------------------------------------
Total U.S. Government Securities and Agencies
(cost $918,014)                                                                                  945,494
----------------------------------------------------------------------------------------------------------

Corporate Bonds                                                      8.16%
   CS First Boston, 7.18%, 2/25/18, CMO                                         25,000            25,322
   Merrill Lynch, 6.64%, 9/19/02                                                45,000            45,317
   Nationsbank Corporation, 7.50%, 9/15/06                                      35,000            36,673
   Norwest Corporation, 6.80%, 5/15/02                                          60,000            60,938
   PNC Student Loan Trust, 6.73%, 1/25/07                                       75,000            76,095
   Travelers, Inc., 8.63%, 2/01/07                                              40,000            45,251
   Union Acceptance Corporation, 6.48%, 5/10/04, CMO                            45,000            45,141
----------------------------------------------------------------------------------------------------------

Total Corporate Bonds (cost $329,461)                                                            334,737
----------------------------------------------------------------------------------------------------------


Total Fixed Income Securities (cost $1,247,475)                                               $1,280,231
----------------------------------------------------------------------------------------------------------

Total Investments (cost $3,222,364)                       97.74%                               4,009,331
----------------------------------------------------------------------------------------------------------

Other Assets less Liabilities                              2.26%                                  92,544
----------------------------------------------------------------------------------------------------------

Net Assets                                               100.00%                              $4,101,875
----------------------------------------------------------------------------------------------------------

*Non-income producing.
CMO- Collateralized Mortgage Obligations
See notes to financial statements.

Assets
     Investments, at market value (Cost $3,222,364)         $4,009,331
     Cash                                                       81,072
     Collateral for securities loaned (Note 2)                 106,913
     Dividend and interest receivable                           15,479
-----------------------------------------------------------------------------
     Total assets                                            4,212,795
-----------------------------------------------------------------------------

Liabilities
   Securities loaned (Note 2)                                  106,913
   Accrued expenses and other liabilities                        4,007
-----------------------------------------------------------------------------
     Total liabilities                                         110,920
-----------------------------------------------------------------------------
Net Assets                                                  $4,101,875
-----------------------------------------------------------------------------

Net Assets represented by:
   Additional paid-in capital                               $2,859,867
   Accumulated undistributed net investment income              67,864
   Accumulated net realized gain on
   investment transactions                                     387,177
   Net unrealized appreciation of investments (Note 6)         786,967
-----------------------------------------------------------------------------
     Net Assets                                             $4,101,875

     Shares Outstanding                                        232,899
-----------------------------------------------------------------------------
Net Asset Value and Offering Price per Share                $    17.61
-----------------------------------------------------------------------------

See notes to financial statements.

Investment Income
   Dividends                                                $  36,209
   Interest                                                    90,840
----------------------------------------------------------------------------
     Total investment income                                  127,049
----------------------------------------------------------------------------

Expenses
   Management fee (Note 3)                                     28,926
   Distribution fee (Note 4)                                   28,926
   Shareholder servicing fee (Note 4)                           9,642
   Custodian and accounting fees                                8,826
   Administration fees                                          3,858
   Registration expenses                                          840
   Legal and audit fees                                           286
   Shareholder reports and postage expenses                       230
   Directors' fees and expenses                                    88
   Miscellaneous expenses                                         601
----------------------------------------------------------------------------
     Total expenses                                            82,223
----------------------------------------------------------------------------
Deduct
   Waiver of management fee (Note 3)                           20,072
   Waiver of distribution fee (Note 4)                         28,926
   Waiver of shareholder servicing fee (Note 4)                 9,642
   Waiver of administration fee (Note 3)                        3,858
----------------------------------------------------------------------------
Net expenses                                                   19,725
----------------------------------------------------------------------------


Net investment income                                         107,324
----------------------------------------------------------------------------


Realized and unrealized gain on investments
   Net realized gain on investments                           408,111
   Change in unrealized appreciation
     of investments                                           397,175
----------------------------------------------------------------------------
   Net realized and unrealized gain on investments            805,286
----------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                                           $912,610
----------------------------------------------------------------------------

See notes to financial statements.

                                                                                        Year                Year
                                                                                        Ended               Ended
                                                                                       9/30/97             9/30/96
                                                                                    -------------        ------------

Net Increase in Net Assets
Operations
   Net investment income                                                               $ 107,324         $    97,401
   Net realized gain on investments                                                      408,111             453,033
   Change in unrealized appreciation
     of investments                                                                      397,175              26,238
---------------------------------------------------------------------------------------------------------------------------

     Increase in net assets resulting from operations                                    912,610             576,672
---------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
   Net investment income                                                                (108,705)           (105,563)
   Net realized gain on investments                                                     (449,369)           (129,654)
---------------------------------------------------------------------------------------------------------------------------
     Net decrease from distributions                                                    (558,074)           (235,217)
---------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions (Note 7)
   Change in net assets resulting from capital
     share transactions                                                                  (78,062)            274,373
---------------------------------------------------------------------------------------------------------------------------

Increase in net assets                                                                   276,474             615,828
---------------------------------------------------------------------------------------------------------------------------

Net Assets
   Beginning of year                                                                   3,825,401           3,209,573
---------------------------------------------------------------------------------------------------------------------------
   End of year                                                                        $4,101,875          $3,825,401
---------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.



                                                                  Year           Year        Period       Period
                                                                  Ended          Ended        Ended        Ended
                                                                 9/30/97        9/30/96      9/30/95*    12/31/94**
                                                                 -------        -------      --------    ----------
Per Share Operating Performance

Net asset value, beginning of period                         $   16.28     $   14.85     $   12.44    $   12.50
from investment operations
Net investment income                                             0.43          0.42          0.36         0.22
Net realized and unrealized
 gain (loss) on investments                                       3.35          2.09          2.08        (0.09)
---------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                             3.78          2.51          2.44         0.13
---------------------------------------------------------------------------------------------------------------------------

Less distributions
Dividends from net investment income                              (0.43)       (0.48)        (0.03)       (0.19)
     Distributions from capital gains                             (2.02)       (0.60)            -           -
---------------------------------------------------------------------------------------------------------------------------
   Total distributions                                            (2.45)       (1.08)        (0.03)       (0.19)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                $   17.61     $  16.28      $  14.85      $ 12.44
---------------------------------------------------------------------------------------------------------------------------

Total Return                                                      26.09%       18.00%        19.28%        1.00%
---------------------------------------------------------------------------------------------------------------------------

Ratios / Supplemental Data
---------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)                      $   4,102     $  3,825      $  3,210      $ 2,911
Ratio of expenses to
  average net assets                                               0.50%        0.50%         0.50%(a)     0.50%(a)

Ratio of expenses to average
  net assets excluding waiver                                      2.13%        2.06%         2.12%(a)     2.72%(a)

Ratio of net investment income
  to average net assets                                            2.78%        2.83%         3.26%(a)     3.32%(a)

Portfolio turnover rate                                              80%         103%           65%          71%
Average commission rate on
  portfolio transactions                                      $  0.0696     $ 0.0694
---------------------------------------------------------------------------------------------------------------------------

(a) Annualized.
*  For the period from January 1, 1995 to September 30, 1995.
**For the period from June 21, 1994 (commencement of operations) to December 31, 1994. See notes to financial statements.

Note 1:  Organization
The Mentor Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Mentor Funds consists of ten separate Portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at September 30, 1997 as follows:

     Mentor Growth Portfolio ("Growth Portfolio") Mentor Perpetual Global
     Portfolio ("Global Portfolio") Mentor Capital Growth Portfolio ("Capital
     Growth Portfolio") Mentor Strategy Portfolio ("Strategy Portfolio") Mentor
     Income and Growth Portfolio ("Income and Growth Portfolio") Mentor
     Municipal Income Portfolio ("Municipal Income Portfolio") Mentor Quality
     Income Portfolio ("Quality Income Portfolio")
     Mentor Short-Duration Income Portfolio ("Short-Duration Income Portfolio")
     Mentor Balanced Portfolio ("Balanced Portfolio")
     Mentor Institutional U.S. Government Money Market Portfolio ("Government Portfolio")

The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.

The financial statements included in this report are for the Balanced Portfolio only (hereinafter referred to as the "Portfolio"). The Balanced Portfolio invests in common stocks and fixed income securities.

Shares of the Portfolio are sold without an initial sales charge, although a contingent deferred sales charge may be imposed if shares are redeemed within 5 years of purchase. Shares of the Portfolio are not currently being offered to the public.

Note 2:  Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolio.

(a) Valuation of Securities- Listed securities held by the Portfolio are traded on national securities exchanges and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by the Board of Trustees of the Portfolio as the primary market. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

U.S. Government obligations held by the Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolio's Board of Trustees. In determining value, the dealers use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity.

(b) Repurchase Agreements- It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by Mentor Funds to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Portfolio will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Portfolio's advisor to be creditworthy pursuant to guidelines established by the Portfolio's Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Portfolio could receive less than the repurchase price on the sale of collateral securities.

(c) Portfolio Securities Loaned- The Portfolio is authorized by the Board of Trustees to participate in securities lending transactions.

The Portfolio may receive fees for participating in lending securities transactions. During the period that a security is out on loan, Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolio records an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolio. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolio.


At September 30, 1997, the Portfolio had loaned securities to brokers which were collateralized by cash. Income from securities lending activities amounted to $30 for the year ended September 30, 1997. The risks to the Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 1997, the market value of the securities on loan and the related cash collateral were $102,454, and $106,913, respectively.

(d) Security Transactions and Investment Income- Security transactions for the Portfolio are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Interest income includes interest and discount earned (net of premium) on short term obligations, and interest earned on all other debt securities including original issue discounts as required by the Internal Revenue Code. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.

(e) Federal Income Taxes- No provision for federal income taxes has been made since it is the Portfolio's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains, if any.

(f) Distributions to Shareholders- Distributions from net investment income and net realized capital gains, after offsetting capital loss carryovers are distributed annually for the Portfolio.

Note 3:  Investment Advisory and Management and Administration Agreements
The Portfolio has entered into an Investment Advisory Agreement with Mentor Investment Advisors, LLC ("Mentor Advisors") a wholly-owned subsidiary of Mentor Investment Group, LLC ("Mentor") which is in turn a partially owned subsidiary of Wheat First Butcher Singer, Inc., ("Wheat") and EVEREN Capital Corporation. Under this agreement, Mentor Advisors' management fee is accrued daily and paid monthly at an annual rate of 0.75% applied to the daily average net assets of the Portfolio. In order to limit the Portfolio's expenses, during the year ended September 30, 1997, Mentor Advisors has agreed to reduce its compensation to the extent expenses of the Portfolio (exclusive of brokerage, interest, taxes, deferred organization expenses, and payments under the Portfolio's Distributions
Plan) exceed an annual rate of 0.50% of the Portfolio's average net assets. For the year ended September 30, 1997, Mentor Advisors earned management fees of $28,926 and voluntarily waived $20,072 of such fees.

Administrative personnel and services are provided by Mentor to the Portfolio, under an Administration Agreement, at an annual rate of 0.10% of the average daily net assets of the Portfolio. In order to limit the Portfolio's expenses, Mentor agreed to waive its fees for the year ended September 30, 1997.

Acquisition of Advisor
On August 20, 1997, Wheat entered into an Agreement and Plan of Merger ("Merger") with First Union Corporation ("First Union"), pursuant to which Wheat would be merged into First Union. First Union is a bank holding company that as of September 30, 1997, had assets of $144 billion. Upon consummation of the Merger (expected to occur as early as of December of this year), First Union will become the owner of a majority of the beneficial interest in Mentor Advisors and Mentor Perpetual Advisors, LLC (Mentor Perpetual).

At a meeting held on October 14, 1997, the Trustees of Mentor Funds approved new Investment Advisory, Sub-Advisory and Administration Agreements which will replace the existing agreements. Each of the existing agreements will by its terms terminate upon the consummation of the Merger, since the Merger will constitute a change in control of Mentor Advisors and Mentor Perpetual for purposes of the Investment Company Act of 1940, as amended ("1940 Act"). The shareholders of each Portfolio at a meeting to be held on December 22, 1997, will vote to approve the new Investment Advisory Agreements with Mentor Advisors and Mentor Perpetual. Each new agreement is substantially identical to the existing agreements it replaces, other than its effective and termination dates.

Note 4:  Distribution Agreement and Other Transactions with Affiliates
Under a Distribution Agreement between the Portfolio and Mentor Distributors, LLC ("Mentor Distributors") a wholly-owned subsidiary of Mentor, Mentor Distributors was appointed distributor of the Portfolio. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, under which the Portfolio pays a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.75% of the Portfolio's average daily net assets.

Mentor Funds has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to each Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with the Portfolio to provide administrative support services at an annual rate of 0.25% of the Portfolio's average daily net assets. The total charges to be borne by the Portfolio, under the Distribution and Shareholder Service Agreements is expected to remain at an annual rate of 1% of the Portfolio's average daily net assets. For the year ended September 30, 1997 distribution and shareholder services fees were as follows:

                                                                                                         Shareholder
                                                    Distribution Fee            Shareholder             Servicing Fee
                           Distribution Fee              Waived                Servicing Fee               Waived
---------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio             $28,926                  $(28,926)                 $9,642                  $(9,642)

Note 5:  Investment Transactions
Purchases and sales of investments, exclusive of short-term securities, aggregated $2,966,662 and $3,204,851, respectively, for the year ended September 30, 1997.

Note 6: Unrealized Appreciation and Depreciation of Investments
At September 30, 1997, the cost of investments for federal income tax purposes amounted to $3,222,839 and net unrealized appreciation aggregated $786,492, of which $798,336 related to appreciated securities and $11,844 related to depreciated securities.

Note 7: Capital Share Transactions
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in capital shares were as follows:


                                                                          Year                         Year
                                                                         Ended                        Ended
                                                                        9/30/97                      9/30/96
                                                               Shares         Dollars       Shares         Dollars
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                                  $      -       $      -         $48,575      $734,947
Shares issued upon reinvestment of distributions              37,773        558,075           16,321       235,217
Shares redeemed                                              (39,915)      (636,137)        (45,946)      (695,791)
---------------------------------------------------------------------------------------------------------------------------
Change in net assets from capital share
   transactions                                               (2,142)      $(78,062)          18,950      $274,373
---------------------------------------------------------------------------------------------------------------------------

The Trustees and Shareholders
Mentor Balanced Portfolio

We have audited the accompanying statement of assets and liabilities of Mentor Balanced Portfolio, a portfolio of Mentor Funds, including the portfolio of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and the periods from January 1, 1995 to September 30, 1995 and June 21, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mentor Balanced Portfolio, as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, and the periods from January 1, 1995 to September 30, 1995 and June 21, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.


                                                /s/ KPMG PEAT MARWICK LLP

Boston, Massachusetts
November 12, 1997

MENTOR BALANCED PORTFOLIO
SHAREHOLDER INFORMATION

Trustees
Daniel J. Ludeman, Trustee & Chairman
        Chairman and Chief Executive Officer
        Mentor Investment Group, LLC
Arnold H. Dreyfuss, Trustee
        Former Chairman and Chief Executive Officer
        Hamilton Beach/Proctor-Silex, Inc.
Thomas F. Keller, Trustee
        Former Dean, Fuqua School of Business
        Duke University
Louis W. Moelchert, Jr., Trustee
        Vice President for Business & Finance
        University of Richmond
Stanley F. Pauley, Jr., Trustee
        Chairman and Chief Executive Officer
        Carpenter Company
Troy A. Peery, Jr., Trustee
        President
        Heilig-Meyers Company
Peter J. Quinn, Jr., Trustee
        Managing Director
        Mentor Investment Group. LLC

Officers
Paul F. Costello, President
        Managing Director
        Mentor Investment Group, LLC
Terry L. Perkins, Treasurer
        Senior Vice President
        Mentor Investment Group, LLC
John M. Ivan, Secretary
        Managing Director and Assistant General Counsel
        Wheat First Butcher Singer, Inc.


                           MENTOR BALANCED PORTFOLIO
                              901 East Byrd Street
                               Richmond, VA 23219
                                 (800) 382-0016




                                MENTOR BALANCED
                                   PORTFOLIO


                                 -------------
                                 ANNUAL REPORT
                                 -------------

                               September 30, 1997




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